                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): DECEMBER 21, 2001




                             STC BROADCASTING, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                     333-29555                 75-2676358
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)






                              720 2ND AVENUE SOUTH
                          ST. PETERSBURG, FLORIDA 33701
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (727) 821-7900


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




ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following contains a summary of the provisions of various documents and agreements that are included as exhibits to this Form 8-K, and is intended to be qualified in its entirety by reference to those documents and agreements.

         Waiver and Seventh Amendment to Credit Agreement.

         On December 21, 2001, in connection with the anticipated execution and delivery of the LIN Management Agreement (as defined below), STC Broadcasting, Inc. (the "Company"), Sunrise Television Corp., the parent corporation of the Company ("Sunrise"), and certain of the Company's senior lenders entered into a Waiver and Seventh Amendment (the "Seventh Amendment") to the Amended and Restated Credit Agreement dated as of July 2, 1998, as the same has been amended from time to time, pursuant to which the Company's senior lenders agreed to, among other things, waive the Company's compliance with certain financial covenants through the fiscal quarter ending June 30, 2002, waive compliance with certain covenants under the credit agreement that would have otherwise prohibited the transactions contemplated by the LIN Management Agreement, and waive any event of default during the period from December 31, 2001 to June 30, 2002 that may arise under the credit agreement solely relating to Sunrise's compliance with its $25.0 million senior subordinated promissory notes issued in 1999. Additionally, the Company's senior lenders also agreed to, among other things, modify the compliance thresholds in respect of the Company's consolidated interest coverage ratio and senior leverage ratio. In exchange for the waivers and amendments granted by the Company's senior lenders, the Company agreed that it would, during the period from December 21, 2001 through June 30, 2002, (i) limit the availability of its revolving line of credit to no more than $13.0 million outstanding at any one time, (ii) fix the margins payable on borrowings bearing interest at the base rate and eurodollar rate at 1.50% and 2.75%, respectively, (iii) fix the commitment fee payable on the Company's unused revolving line of credit at 0.50%, (iv) use the proceeds of any asset sales consummated during such period to repay the senior lenders, (v) limit the amount of additional indebtedness incurred by the Company and its subsidiaries, and (vi) limit the scope of dividends permitted to be paid to Sunrise. The Company incurred approximately $0.4 million in fees payable to the senior lenders in connection with the Seventh Amendment.

         Non-Competition Agreement with Robert N. Smith.

         On January 3, 2002, in connection with the anticipated execution and delivery of the LIN Management Agreement, the Company and Sunrise entered into a Non-Competition Agreement with Robert N. Smith. Under the terms of the Non-Competition Agreement, Mr. Smith resigned as an officer of the Company and Sunrise and agreed to resign as Chairman of the Board of the Company and Sunrise effective upon the closing date of the transactions for the transfer by Smith Broadcasting Partners, L.P. to William S. Banowsky, Jr. of its ownership interest in one share of Class A Common Stock of the Company. Pursuant to the Non-Compete Agreement, Mr. Smith's Executive Employment Agreement with the Company and Sunrise was terminated and the Company paid Mr. Smith a non-compete payment in the amount of $600,000 in exchange for the agreements of Mr. Smith contained therein.

         Under the Non-Competition Agreement, Mr. Smith agreed that for a period of 36 months after January 3, 2002, he will not engage in the television broadcast business within the DMA of any television broadcast station owned or operated by the Company, Sunrise or their respective subsidiaries (other than any television broadcast stations that are sold by the Company, Sunrise or their respective subsidiaries) (the "Non-Compete Markets"). From and after January 3, 2003, the Non-Competition Agreement permits Mr. Smith to invest in, become employed by, serve as an officer of or otherwise render services to or for another business enterprise having or operating a number of television stations in a number of different DMAs, one or more of which are located in the Non-Compete Markets; provided, however, that (i) no

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more than 25% of the broadcast cash flow generated by such other business enterprise is derived from television broadcast stations located within the Non-Compete Markets and (ii) Mr. Smith does not work directly for the television broadcast stations located within the Non-Compete Markets.

         Separation Agreements.

         On January 3, 2002, in connection with the anticipated execution and delivery of the LIN Management Agreement, the Company and Sunrise entered into separate Separation Agreements with each of David A. Fitz and Sandy DiPasquale ("Executives"). Under the terms of their respective Separation Agreements, Messrs. Fitz and DiPasquale, resigned as employees of the Sunrise and agreed to resign as officers of Sunrise and the Company effective upon the closing date of the transactions for the transfer by LIN Television Corporation to a third party of all of its ownership interest in television broadcast station WNAC-TV, Providence, RI (the "WNAC Transfer Date"). The respective Executive Employment Agreements of Messrs. Fitz and DiPasquale with the Company and Sunrise were terminated in connection with the execution and delivery of their respective Separation Agreements.

         Under the terms of their respective Separation Agreements, each of Messrs. Fitz and DiPasquale agreed to provide certain consulting services to the Company and Sunrise for the period from January 3, 2002 through June 30, 2002 (the "Consulting Period"). In exchange for these consulting services, the Company agreed to pay (i) Mr. Fitz a consulting fee of $153,216 and a severance payment of $525,000, and (ii) Mr. DiPasquale a consulting fee of $175,000 and a severance payment of $600,000. The consulting fees are payable in six monthly installments and the severance payments were deposited in escrow and are payable on June 30, 2002, in each case provided Messrs. Fitz and DiPasquale perform their respective obligations during the Consulting Period.

         The Separation Agreements contain non-competition covenants, which provide that during the Consulting Period and for a period of 18 months thereafter, Mr. Fitz and Mr. DiPasquale, as applicable, will not engage in the television broadcast business within the Non-Compete Markets. From and after January 3, 2003, the Separation Agreements permit Mr. Fitz and Mr. DiPasquale, as applicable, to invest in, become employed by, serve as an officer of or otherwise render services to or for another business enterprise having or operating a number of television stations in a number of different DMAs, one or more of which are located in the Non-Compete Markets; provided, however, that
(i) no more than 25% of the broadcast cash flow generated by such other business enterprise is derived from television broadcast stations located within the Non-Compete Markets and (ii) Executive does not work directly for the television broadcast stations located within the Non-Compete Markets.

         LIN Management Agreement.

         On January 7, 2002, the Company, Sunrise and STC License Company ("STCLC") entered into a Management Services Agreement (the "LIN Management Agreement"), with LIN Television Corporation ("LIN"), pursuant to which, among other things, LIN will assume the management of WPRI-TV, Providence, RI; WEYI-TV, Saginaw, MI; WUPW-TV, Toledo, OH; KRBC-TV, Abilene, TX; KACB-TV, San Angelo, TX; WDTN-TV, Dayton, OH; WNAC-TV, Providence, RI; and any television broadcast stations that may be owned or operated by the Company, Sunrise or STCLC in the future but excluding any television broadcast stations that may be sold in the future (the "Stations"). Subject to the direction and control of the Company, Sunrise and STCLC, LIN will provide management services in order to manage, promote, maintain and operate the Stations. On or promptly after the WNAC Transfer Date, certain officers and employees of LIN will be elected to serve as officers of the Company, Sunrise, STCLC and their respective subsidiaries.

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

         As compensation for the performance of LIN's services, the Company will pay to LIN an annual management fee of $900,000 less the aggregate amount of the salaries of the LIN officers and employees who are elected as officers of the Company and who are otherwise compensated by the Company for such services ("Salary Reimbursement"). In addition to the annual management fee, the Company will pay to LIN an annual fee equal to one-third of the cumulative and continuing cost savings (other than reductions in corporate overhead) actually realized by the Stations resulting from (i) the clustering of the Stations with LIN's television broadcast stations or the consolidation of the management and operations of the Stations with those services related to LIN's television broadcast stations, (ii) the introduction of new technology to the management and operations of the Stations, and (iii) the renegotiation of vendor agreements, programming agreements, supply agreements and other agreements for and on behalf of the Company or one or more of its subsidiaries relating to the Stations. LIN will also be entitled to reimbursement for (i) all reasonable out-of-pocket expenses that are directly incurred by it in connection with the performance of the services thereunder, (ii) all reasonable salaries and benefits of employees of LIN providing such services who are directly engaged in the performance of such services (to be calculated at hourly rates determined based on the individual employee's annual compensation, including employee benefits) other than those employees in respect of which the Salary Reimbursement is allocable, which reasonable salaries and benefits shall not in the aggregate exceed $500,000 on an annualized basis, and (iii) the reasonable fees and out-of-pocket expenses of any independent contractor engaged in connection with the performance of such services, in each case subject to the operating budget for the applicable fiscal year.

         In connection with the execution and delivery of the LIN Management Agreement, Sunrise (i) issued a Stock Purchase Warrant (the "Warrant") to LIN to purchase up to 139,780 shares of Class B Common Stock of Sunrise at a price of $56.65 per share (as adjusted from time to time pursuant to the terms of the Warrant) and (ii) adopted a 2002 Stock Option Plan, pursuant to which Sunrise has the authority to issue options to purchase up to 55,912 shares of Class B Common Stock of Sunrise to certain of the key employees and eligible non-employees of Sunrise and its subsidiaries. It is anticipated that these options will be granted to the LIN officers and employees who will be performing services for the Company on behalf of LIN under the LIN Mangement Agreement. In connection with the issuance of the Warrant, Sunrise granted to LIN piggy-back registration rights in respect of the shares of Class B Common Stock issuable on exercise of the Warrant.

         Unless terminated earlier, the LIN Management Agreement will terminate on January 2, 2005 subject to automatic annual extensions if it is not otherwise renewed. The LIN Management Agreement may be terminated (i) by the mutual consent of the parties thereto, (ii) by the Company and Sunrise for any reason upon 180 days' written notice to LIN, (iii) by the Company and Sunrise for Cause (as defined therein), (iv) at any time after the WNAC Transfer Date, by the Company and Sunrise, if Gary Chapman dies or is under a disability or ceases to be Chief Executive Officer of either the Company or Sunrise (other than removal by the board of directors or stockholders of the Company or Sunrise), (v) by LIN for Good Reason (as defined therein) upon 30 days' written notice, and (vi) by either LIN or the Company or Sunrise, if LIN has not obtained on or before January 28, 2002, the requisite consent of the lenders under LIN's credit agreement.

         If the LIN Management Agreement is terminated by LIN for Good Reason or by the Company and Sunrise without Cause (other than termination pursuant to clause (iv) or (vi) of the preceding paragraph), then the Company is required to pay $1,350,000 to LIN. If the LIN Management Agreement is terminated by the Company or Sunrise for Cause or by LIN without Good Reason (other than termination pursuant to clause (vi) of the preceding paragraph), then LIN is required to pay $1,350,000 to the Company and Sunrise.

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



         Amendment to Monitoring and Oversight Agreement.

         On January 7, 2002, the Company and Sunrise entered into the First Amendment to Monitoring and Oversight Agreement (the "M&O Amendment") with Hicks, Muse & Co. Partners, L.P., a Texas limited partnership ("HMCo"), pursuant to which the monitoring fee payable by the Company and Sunrise to HMCo under the Monitoring and Oversight Agreement dated as of February 28, 1997, was reduced to an aggregate annual fee of $100,000.

         SBG Management Agreement.

         On January 7, 2002, the Company, Sunrise and STCLC entered into a Management Services Agreement (the "SBG Management Agreement"), with Smith Broadcasting Group, Inc. ("SBG"), pursuant to which, among other things, SBG will assume the management of KVLY-TV, Fargo, North Dakota, KFYR-TV, Bismarck, North Dakota and three satellite stations of KFYR-TV (the "North Dakota Stations"). Subject to the direction and control of the Company, Sunrise and STCLC, SBG will provide management services, as reasonably requested by the Company, Sunrise and STCLC and as reasonably acceptable to SBG, in order to manage, promote, maintain and operate the North Dakota Stations. SBG will not be entitled to any management fee for performing the services required to be performed by it under the SBG Management Agreement, but will be entitled to reimbursement for all reasonable out-of-pocket expenses that are directly incurred by it in connection with the performance of the services thereunder. The term of the SBG Management Agreement commences on January 7, 2002 and continues until the closing of a sale of the North Dakota Stations, unless sooner terminated by the mutual consent of the parties thereto or by any party thereto, upon 30 days' prior written notice to the non-terminating party.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                     Exhibit Number                Description
                           4.1          Waiver and Seventh Amendment dated as of
                                        December 21, 2001, to the Amended and
                                        Restated Credit Agreement dated as of July
                                        2, 1998, as amended by the First Amendment
                                        and Assignment and Acceptance dated as of
                                        July 27, 1998, the Second Amendment dated as
                                        of January 29, 1999, the Third Amendment
                                        dated as of June 29, 1999, the Fourth
                                        Amendment dated as of December 21, 1999, the
                                        Waiver and Fifth Amendment dated as of July
                                        28, 2000, and the Waiver and Sixth Amendment
                                        dated as of December 22, 2000, among STC
                                        Broadcasting, Inc., as borrower, Sunrise
                                        Television Corp., the several banks and
                                        other financial institutions from time to
                                        time parties thereto, Bank of America, N.A.,
                                        as documentation agent, Citicorp USA, Inc.
                                        (formerly known as Salomon Brothers Holding
                                        Company Inc), as syndication agent, and
                                        JPMorgan Chase Bank (formerly known as The
                                        Chase Manhattan Bank), as administrative
                                        agent.*

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

                           99.1 Non-Competition Agreement dated as of January 3, 2002, among STC Broadcasting, Inc., Sunrise Television Corp., and Robert
                                    N. Smith.*


                           99.2 Separation Agreement dated as of January 3, 2002, among STC Broadcasting, Inc., Sunrise Television Corp., and David A. Fitz.*

                           99.3 Separation Agreement dated as of January 3, 2002, among STC Broadcasting, Inc., Sunrise Television Corp., and Sandy DiPasquale.*

                           99.4 Management Services Agreement dated January 7, 2002, among STC Broadcasting, Inc., Sunrise Television Corp., STC License Company, and LIN Television Corporation.*

                           99.5 First Amendment to Monitoring and Oversight Agreement dated as of January 7, 2002, among STC Broadcasting, Inc., Sunrise Television Corp., and Hicks, Muse & Co. Partners, L.P.*

                           99.6 Management Services Agreement dated as of January 7, 2002, among STC Broadcasting, Inc., Sunrise Television Corp., STC License Company, and Smith Broadcasting Group, Inc.*

                           99.7 Stock Purchase Warrant issued on January 7, 2002, by Sunrise Television Corp. to LIN Television Corporation.*

                           99.8 2002 Stock Option Plan of Sunrise Television Corp.*

                           99.9 Form of Non-qualified Stock Option Letter Agreement of STC Broadcasting, Inc. and Sunrise Television Corp.*

                           99.10 Registration Rights Agreement, dated as of January 7, 2002 between Sunrise Television Corp. and LIN Television Corporation.*

         ----------

         *     Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STC BROADCASTING INC.



Date:  January 15, 2002                      By: /s/ David A. Fitz
                                                 -------------------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                       7

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                                  EXHIBIT INDEX

                    EXHIBIT NUMBER                 DESCRIPTION
                    --------------                 -----------
                           4.1           Waiver and Seventh Amendment dated as of
                                         December 21, 2001, to the Amended and
                                         Restated Credit Agreement dated as of July
                                         2, 1998, as amended by the First Amendment
                                         and Assignment and Acceptance dated as of
                                         July 27, 1998, the Second Amendment dated as
                                         of January 29, 1999, the Third Amendment
                                         dated as of June 29, 1999, the Fourth
                                         Amendment dated as of December 21, 1999, the
                                         Waiver and Fifth Amendment dated as of July
                                         28, 2000, and the Waiver and Sixth Amendment
                                         dated as of December 22, 2000, among STC
                                         Broadcasting, Inc., as borrower, Sunrise
                                         Television Corp., the several banks and
                                         other financial institutions from time to
                                         time parties thereto, Bank of America, N.A.,
                                         as documentation agent, Citicorp USA, Inc.
                                         (formerly known as Salomon Brothers Holding
                                         Company Inc), as syndication agent, and
                                         JPMorgan Chase Bank (formerly known as The
                                         Chase Manhattan Bank), as administrative
                                         agent.*

                           99.1          Non-Competition Agreement dated as of
                                         January 3, 2002, among STC Broadcasting,
                                         Inc., Sunrise Television Corp., and Robert
                                         N. Smith.*

                           99.2          Separation Agreement dated as of January 3,
                                         2002, among STC Broadcasting, Inc., Sunrise
                                         Television Corp., and David A. Fitz.*

                           99.3          Separation Agreement dated as of January 3,
                                         2002, among STC Broadcasting, Inc., Sunrise
                                         Television Corp., and Sandy DiPasquale.*

                           99.4          Management Services Agreement dated January
                                         7, 2002, among STC Broadcasting, Inc.,
                                         Sunrise Television Corp., STC License
                                         Company, and LIN Television Corporation.*

                           99.5          First Amendment to Monitoring and Oversight
                                         Agreement dated as of January 7, 2002, among
                                         STC Broadcasting, Inc., Sunrise Television
                                         Corp., and Hicks, Muse & Co. Partners, L.P.*

                           99.6          Management Services Agreement dated as of
                                         January 7, 2002, among STC Broadcasting,
                                         Inc., Sunrise Television Corp., STC License
                                         Company, and Smith Broadcasting Group, Inc.*

                           99.7          Stock Purchase Warrant issued on January 7,
                                         2002, by Sunrise Television Corp. to LIN
                                         Television Corporation.*

                           99.8          2002 Stock Option Plan of Sunrise Television
                                         Corp.*

                           99.9          Form of Non-qualified Stock Option Letter
                                         Agreement of STC Broadcasting, Inc. and
                                         Sunrise Television Corp.*

                           99.10         Registration Rights Agreement, dated as of
                                         January 7, 2002 between Sunrise Television
                                         Corp. and LIN Television Corporation.*

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*     Filed herewith.